Exhibit 1.01
BLACK BOX CORPORATION
Conflict Minerals Report
For the Reporting Period from January 1, 2015 to December 31, 2015
General
This Conflict Minerals Report of Black Box Corporation (“Black Box,” the “Company,” “we,” “our,” or “us”) is filed for the reporting period from January 1, 2015 to December 31, 2015 (the “2015 Compliance Period”) in accordance with Section 13(p)-1 and Form SD (collectively, the “Rule”) promulgated under the Securities Exchange Act of 1934 (the “Act”). The Rule imposes a reporting obligation of certain information when a company “manufactures” or “contracts to manufacture” products for which the conflict minerals specified in the Rule are necessary to the functionality or production of those products. The specified minerals are gold, columbite-tantalite (coltan), cassiterite and wolframite, including their derivatives, which are limited to tantalum, tin and tungsten (the “Conflict Minerals”). The “Covered Countries” for purposes of the Rule are the Democratic Republic of Congo and the adjoining countries (as defined in the Rule).
Description of Products Covered
Black Box is a leading technology solutions provider dedicated to helping customers design, build, manage and secure their Information Technology (“IT”) infrastructure. The Company offers Products and Services that it distributes through two platforms it has built over its 40-year history. Under the Products platform, we provide networking solutions through the sale of products for IT infrastructure, specialty networking, multimedia and keyboard/video/mouse ("KVM") switching. Our Services platform is comprised of engineering and design, network operations centers, technical certifications, national and international sales teams, remote monitoring, on-site service teams and technology partner centers of excellence, which include dedicated sales and engineering resources. The primary services offered through the Services platform include communications lifecycle services, unified communications, structured cabling, video/AV services, in-building wireless and data center services.
One or more of the Conflict Minerals are necessary to the functionality or production of many products across Black Box’s Product platform and Services platform, that were manufactured, or contracted to be manufactured, by the Company during the 2015 Compliance Period (the “Covered Products”). Various components and subassemblies for the Covered Products are sourced from a global supply base that include distributors, value added resellers, original equipment manufacturers and contract manufacturers. These components and subassemblies are used, in whole or in part, by Black Box to manufacture, or to have contract manufactured, certain products in its Product platform and, to a lesser extent, its’ Services platform. Since these components and subassemblies come from numerous suppliers, Black Box’s knowledge about these products is largely limited to information provided by its suppliers regarding the contents of these products as well as whether Conflict Minerals are present in a product.
Reasonable Country of Origin Inquiry
Having determined that the Rule applies to the Covered Products, we undertook an inquiry of our suppliers on Conflict Minerals that were in the supply chain in 2015 to determine whether these Conflict Minerals were sourced from the Covered Countries or came from recycled or scrap resources. Black Box has concluded in good faith that during the 2015 Compliance Period:

•	Black Box has manufactured and contract manufactured products that contain Conflict Minerals that are necessary to the functionality and production of such products; and

•	Black Box did not have sufficient information from our suppliers to reach a conclusion as to all sources of Conflict Minerals in the Covered Products.
Due Diligence
On an annual basis, Black Box exercises due diligence to determine the source and chain of custody of Conflict Minerals for the Covered Products. Black Box’s due diligence conforms in all material respects with the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas Second Edition (OECD 2012) (“OECD Framework”) and related supplements for each of the Conflict Minerals.

Black Box, as a purchaser of materials, components and products, is many steps removed from the mining of Conflict Minerals and does not purchase raw ore or unrefined Conflict Minerals. Identifying the presence of Conflict Minerals is a highly complex and challenging undertaking and the origin of Conflict Minerals cannot be determined with any certainty once the raw ores are smelted, refined and converted to ingots, bullion or other Conflict Mineral containing derivatives. Black Box, during the 2015 Compliance period, focused its efforts to reduce the number of suppliers of products that contain conflict minerals, enhance its due diligence program and identify, where possible, the smelters/refiners within its supply chain.
Black Box maintains a system of internal controls to identify and trace Conflict Minerals usage within its supply chain. A summary of Black Box’s due diligence framework is outlined below.
Step 1: Establish strong company management systems

•
Black Box maintains a formal written Conflict Minerals policy that reflects its commitment to achieve a "DRC conflict free" determination over time. The Black Box Conflict Minerals policy is publicly available on its Internet website at http://investor.blackbox.com/corporate-governance.cfm and is reviewed annually or as conditions change.

•
Black Box maintains a governance process to oversee its Conflict Minerals Compliance Program that includes a Steering Committee and a Core Team. The Steering Committee's objective is to solicit the participation of the Company’s leadership to maintain the governance structure which enables sustainable compliance and actively mitigates the risk of not meeting regulatory requirements. The activities of the Core Team include the maintenance, implementation and reporting of due diligence activities, compliance project plan, supplier communications and training, project status, the retention policy, in addition to the management of the Reasonable Country of Origin Inquiry process described in Step 3. The Company evaluates the composition of the Steering Committee and the Core Team annually or as conditions change.

•	The Company actively cooperates and participates with industry associations to enhance transparency and traceability in the supply chain.

•	Black Box maintains records for at least five years relating to its Conflict Minerals program.

•	Black Box communicates its policy and the supplier’s responsibilities regarding Conflict Minerals to all existing and new suppliers to help support its due diligence efforts.

•
Black Box implemented a formal company level grievance mechanism during the 2015 compliance period to facilitate information from interested parties regarding Black Box’s sourcing strategy, use of Conflict Minerals within its supply chain, and alleged instances of non-compliance. Such grievance mechanism is available in our Conflict Minerals Policy which is available on our internet website.

Step 2: Identify and assess risks in the supply chain

•	Black Box annually identifies its high-risk parts and suppliers using a risk-based approach to assess risk of Conflict Minerals in the supply chain.

•
Black Box annually surveys its suppliers using a questionnaire, based on the Conflict Minerals Reporting Template (“CMRT), to identify components and products containing Conflict Minerals and report their country of origin and smelters and refiners being utilized.

•
In connection with this annual supplier survey, Black Box collects supplier responses which are reviewed for completeness and sufficiency, aggregated and summarized. For non-responsive suppliers, the Company provides supplier outreach to gather all available information for the Compliance Period.

•
Black Box annually reviews and assesses summary smelter information to determine if the smelter is certified as conflict free or if supporting information presents a "red flag" as defined by the OECD Guidance. Black Box relies upon information provided by the Conflict Free Sourcing Initiative’s (“CFSI”) publically available list of smelters/refiners that have been certified by CFSI as conflict free.

Step 3: Design and implement a strategy to respond to identified risks

•	The Core Team summarizes information gathered on the actual and potential risks identified in the supply chain risk assessment and communicates it to the Steering Committee on a periodic basis.

•	Additional fact finding, risk assessments, and changes in circumstances take place a part of the Black Box annual review of its Conflict Minerals program.
Step 4: Carry out independent third-party audit of smelter/refiner's due diligence practices

•
Black Box monitors, and encourages their suppliers to monitor industry wide Conflict Mineral activities including, but not limited to, results of smelter audits and incorporation of new smelters/refiners through the CFSI.

•
Given the nature of the Black Box business, its position in the supply chain, the associated cost and the current lack of transparency in the supply chain, Black Box is not in a position to audit smelters/refiners directly.

Step 5: Report annually on supply chain due diligence

•	Black Box annually reviews compliance-related results, summarizes such results on Form SD and the Conflict Minerals Report and files such report with the SEC in a timely manner.
Steps Taken to Mitigate Risk and Improve Due Diligence
Black Box will continue to strengthen its Conflict Minerals Program and improve its due diligence efforts through increased focused efforts including:

•	Black Box plans to support and build capabilities of suppliers to improve performance and conform to our Conflict Minerals Policy including training.

•
Black Box plans to develop and adopt a formal risk mitigation plan to systematically reduce the exposure to Conflict Minerals risk in its supply chain which may include suspending or discontinuing supplier engagements.

•
Black Box plans to consider participating (and encouraging their suppliers to participate) in industry driven certification programs thereby allowing for joint spot checks (within an economically viable framework) of mineral smelter and refinery facilities.

•	Black Box plans to enhance the use of IT for improved tracking, evaluating and storing of information for our Covered Products.

•	Black Box plans to incorporate its conflict minerals policy into long-term contractual obligations with new suppliers.

•	Black Box plans to implement formal record retention guidelines for its Conflict Minerals program.
Determination
The Company decreased the number of suppliers who provide products that contain conflict minerals by 48% over the prior year. In addition, Black Box increased its supplier survey response rate by 44% over the prior year as a results of its efforts in this area.
Pursuant to SEC guidance issued April 29, 2014 and the SEC order issued May 2, 2014, Black Box is not required to describe any of its products as “DRC conflict free” (as defined in Section 1, Item 1.01(d)(4) of Form SD), “DRC conflict undeterminable” (as defined in Section 1, Item 1.01(d)(5) of Form SD) or “having not been found to be ‘DRC conflict free,’ ” and therefore makes no conclusion in this regard in the report presented herein. Furthermore, given that Black Box has not voluntarily elected to describe any of its products as “DRC conflict free,” an independent private sector audit of the report presented herein has not been conducted. See Appendix A for smelters and refiners that were obtained via product-level responses from our suppliers. The supplier responses included Conflict Free, Known and Unknown smelters, but based on the absence of reliable information on the Unknown smelters, only the Conflict Free and Known smelters have been included.
Independent Audit Report
Not applicable

Appendix A

Metal	Standard Smelter Name	Smelter Country	Smelter Identification	Smelter Status
Gold	Advanced Chemical Company	UNITED STATES	CID000015	Known
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019	Conflict Free
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560	Known
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	CID000035	Conflict Free
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041	Known
Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL	CID000058	Conflict Free
Gold	Argor-Heraeus SA	SWITZERLAND	CID000077	Conflict Free
Gold	Asahi Pretec Corporation	JAPAN	CID000082	Conflict Free
Gold	Asahi Refining Canada Limited	CANADA	CID000924	Conflict Free
Gold	Asahi Refining USA Inc.	UNITED STATES	CID000920	Conflict Free
Gold	Asaka Riken Co., Ltd.	JAPAN	CID000090	Conflict Free
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103	Conflict Free
Gold	Aurubis AG	GERMANY	CID000113	Conflict Free
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128	Conflict Free
Gold	Boliden AB	SWEDEN	CID000157	Conflict Free
Gold	C. Hafner GmbH + Co. KG	GERMANY	CID000176	Conflict Free
Gold	Caridad	MEXICO	CID000180	Known
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	CID000185	Conflict Free
Gold	Cendres + Métaux SA	SWITZERLAND	CID000189	Known
Gold	Chimet S.p.A.	ITALY	CID000233	Conflict Free
Gold	Chugai Mining	JAPAN	CID000264	Known
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	CID000328	Known
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343	Known
Gold	DODUCO GmbH	GERMANY	CID000362	Conflict Free
Gold	Dowa	JAPAN	CID000401	Conflict Free
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	CID000359	Known
Gold	Eco-System Recycling Co., Ltd.	JAPAN	CID000425	Conflict Free
Gold	Elemetal Refining, LLC	UNITED STATES	CID001322	Conflict Free
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561	Conflict Free
Gold	Faggi Enrico S.p.A.	ITALY	CID002355	Known
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA	CID000522	Known
Gold	Geib Refining Corporation	UNITED STATES	CID002459	Known
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909	Known
Gold	Guangdong Jinding Gold Limited	CHINA	CID002312	Known
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651	Known
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671	Known
Gold	Heimerle + Meule GmbH	GERMANY	CID000694	Conflict Free
Gold	Heraeus Ltd. Hong Kong	CHINA	CID000707	Conflict Free
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	CID000711	Conflict Free
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767	Known
Gold	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF	CID000778	Known
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA	CID000801	Known

Metal	Standard Smelter Name	Smelter Country	Smelter Identification	Smelter Status
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807	Conflict Free
Gold	Istanbul Gold Refinery	TURKEY	CID000814	Conflict Free
Gold	Japan Mint	JAPAN	CID000823	Conflict Free
Gold	Jiangxi Copper Company Limited	CHINA	CID000855	Conflict Free
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927	Conflict Free
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929	Conflict Free
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937	Conflict Free
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	CID000956	Known
Gold	Kazzinc	KAZAKHSTAN	CID000957	Conflict Free
Gold	Kennecott Utah Copper LLC	UNITED STATES	CID000969	Conflict Free
Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND	CID002511	Known
Gold	Kojima Chemicals Co., Ltd.	JAPAN	CID000981	Known
Gold	Korea Zinc Co. Ltd.	KOREA, REPUBLIC OF	CID002605	Known
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029	Known
Gold	L' azurde Company For Jewelry	SAUDI ARABIA	CID001032	Known
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058	Known
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	CID001078	Conflict Free
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093	Known
Gold	Materion	UNITED STATES	CID001113	Conflict Free
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119	Conflict Free
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149	Conflict Free
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	CID001152	Conflict Free
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147	Known
Gold	Metalor Technologies SA	SWITZERLAND	CID001153	Conflict Free
Gold	Metalor USA Refining Corporation	UNITED STATES	CID001157	Conflict Free
Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	MEXICO	CID001161	Conflict Free
Gold	Mitsubishi Materials Corporation	JAPAN	CID001188	Conflict Free
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193	Conflict Free
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509	Conflict Free
Gold	Morris and Watson	NEW ZEALAND	CID002282	Known
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204	Conflict Free
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	CID001220	Conflict Free
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236	Known
Gold	Nihon Material Co., Ltd.	JAPAN	CID001259	Conflict Free
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779	Conflict Free
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325	Conflict Free
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	CID001326	Conflict Free
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493	Conflict Free
Gold	PAMP SA	SWITZERLAND	CID001352	Conflict Free
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	CID001362	Known
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386	Conflict Free
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397	Conflict Free
Gold	PX Précinox SA	SWITZERLAND	CID001498	Conflict Free
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	CID001512	Conflict Free

Metal	Standard Smelter Name	Smelter Country	Smelter Identification	Smelter Status
Gold	Republic Metals Corporation	UNITED STATES	CID002510	Conflict Free
Gold	Royal Canadian Mint	CANADA	CID001534	Conflict Free
Gold	Sabin Metal Corp.	UNITED STATES	CID001546	Known
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	CID001555	Known
Gold	SAMWON Metals Corp.	KOREA, REPUBLIC OF	CID001562	Known
Gold	SAXONIA Edelmetalle GmbH	GERMANY	CID002777	Known
Gold	Schone Edelmetaal B.V.	NETHERLANDS	CID001573	Conflict Free
Gold	SEMPSA Joyería Platería SA	SPAIN	CID001585	Conflict Free
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CID001619	Known
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622	Conflict Free
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	CID001736	Conflict Free
Gold	Singway Technology Co., Ltd.	TAIWAN	CID002516	Conflict Free
Gold	So Accurate Group, Inc.	UNITED STATES	CID001754	Known
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756	Conflict Free
Gold	Solar Applied Materials Technology Corp.	TAIWAN	CID001761	Conflict Free
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798	Conflict Free
Gold	T.C.A S.p.A	ITALY	CID002580	Conflict Free
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875	Conflict Free
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916	Conflict Free
Gold	Tokuriki Honten Co., Ltd.	JAPAN	CID001938	Conflict Free
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947	Known
Gold	Torecom	KOREA, REPUBLIC OF	CID001955	Known
Gold	Umicore Brasil Ltda.	BRAZIL	CID001977	Conflict Free
Gold	Umicore Precious Metals Thailand	THAILAND	CID002314	Conflict Free
Gold	Umicore SA Business Unit Precious Metals Refining	BELGIUM	CID001980	Conflict Free
Gold	United Precious Metal Refining, Inc.	UNITED STATES	CID001993	Conflict Free
Gold	Valcambi SA	SWITZERLAND	CID002003	Conflict Free
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030	Conflict Free
Gold	WIELAND Edelmetalle GmbH	GERMANY	CID002778	Known
Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN	CID002100	Conflict Free
Gold	Yokohama Metal Co., Ltd.	JAPAN	CID002129	Conflict Free
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	CID000197	Known
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224	Conflict Free
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	CID002243	Conflict Free
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211	Conflict Free
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA	CID000291	Conflict Free
Tantalum	D Block Metals, LLC	UNITED STATES	CID002504	Conflict Free
Tantalum	Duoluoshan	CHINA	CID000410	Conflict Free
Tantalum	E.S.R. Electronics	UNITED STATES	CID002590	Known
Tantalum	Exotech Inc.	UNITED STATES	CID000456	Conflict Free
Tantalum	F&X Electro-Materials Ltd.	CHINA	CID000460	Conflict Free
Tantalum	FIR Metals & Resource Ltd.	CHINA	CID002505	Conflict Free
Tantalum	Global Advanced Metals Aizu	JAPAN	CID002558	Conflict Free

Metal	Standard Smelter Name	Smelter Country	Smelter Identification	Smelter Status
Tantalum	Global Advanced Metals Boyertown	UNITED STATES	CID002557	Conflict Free
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	CID000616	Conflict Free
Tantalum	H.C. Starck Co., Ltd.	THAILAND	CID002544	Conflict Free
Tantalum	H.C. Starck GmbH Goslar	GERMANY	CID002545	Conflict Free
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY	CID002546	Conflict Free
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	CID002547	Conflict Free
Tantalum	H.C. Starck Inc.	UNITED STATES	CID002548	Conflict Free
Tantalum	H.C. Starck Ltd.	JAPAN	CID002549	Conflict Free
Tantalum	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002550	Conflict Free
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492	Conflict Free
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES	CID000731	Conflict Free
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512	Conflict Free
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	CID002842	Known
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914	Conflict Free
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917	Conflict Free
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	CID002506	Conflict Free
Tantalum	KEMET Blue Metals	MEXICO	CID002539	Conflict Free
Tantalum	KEMET Blue Powder	UNITED STATES	CID002568	Conflict Free
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA	CID000973	Conflict Free
Tantalum	LSM Brasil S.A.	BRAZIL	CID001076	Conflict Free
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163	Conflict Free
Tantalum	Mineração Taboca S.A.	BRAZIL	CID001175	Conflict Free
Tantalum	Mitsui Mining & Smelting	JAPAN	CID001192	Conflict Free
Tantalum	Molycorp Silmet A.S.	ESTONIA	CID001200	Conflict Free
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277	Conflict Free
Tantalum	Plansee SE Liezen	AUSTRIA	CID002540	Conflict Free
Tantalum	Plansee SE Reutte	AUSTRIA	CID002556	Conflict Free
Tantalum	QuantumClean	UNITED STATES	CID001508	Conflict Free
Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL	CID002707	Conflict Free
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA	CID001522	Conflict Free
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769	Conflict Free
Tantalum	Taki Chemicals	JAPAN	CID001869	Conflict Free
Tantalum	Telex Metals	UNITED STATES	CID001891	Conflict Free
Tantalum	Tranzact, Inc.	UNITED STATES	CID002571	Conflict Free
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969	Conflict Free
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	CID002508	Conflict Free
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	CID002307	Conflict Free
Tantalum	Zhuzhou Cemented Carbide	CHINA	CID002232	Conflict Free
Tin	Alpha	UNITED STATES	CID000292	Conflict Free
Tin	An Thai Minerals Company Limited	VIET NAM	CID002825	Known
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	CID002703	Known
Tin	Chenzhou Yunxiang Mining and Metallurgy Company Limited	CHINA	CID000228	Known
Tin	China Tin Group Co., Ltd.	CHINA	CID001070	Conflict Free
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000278	Known
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	CID000295	Conflict Free

Metal	Standard Smelter Name	Smelter Country	Smelter Identification	Smelter Status
Tin	CV Dua Sekawan	INDONESIA	CID002592	Known
Tin	CV Gita Pesona	INDONESIA	CID000306	Conflict Free
Tin	CV Serumpun Sebalai	INDONESIA	CID000313	Conflict Free
Tin	CV Tiga Sekawan	INDONESIA	CID002593	Known
Tin	CV United Smelting	INDONESIA	CID000315	Conflict Free
Tin	CV Venus Inti Perkasa	INDONESIA	CID002455	Conflict Free
Tin	Dowa	JAPAN	CID000402	Conflict Free
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	CID002572	Known
Tin	Elmet S.L.U. (Metallo Group)	SPAIN	CID002774	Conflict Free
Tin	EM Vinto	BOLIVIA	CID000438	Conflict Free
Tin	Estanho de Rondônia S.A.	BRAZIL	CID000448	Known
Tin	Feinhütte Halsbrücke GmbH	GERMANY	CID000466	Known
Tin	Fenix Metals	POLAND	CID000468	Conflict Free
Tin	Gejiu Fengming Metalurgy Chemical Plant	CHINA	CID002848	Known
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942	Known
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	CID000538	Conflict Free
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908	Known
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555	Known
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	CID002849	Known
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	CID002844	Known
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA	CID000760	Known
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	CID000244	Conflict Free
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA	CID001063	Known
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	CID002468	Conflict Free
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105	Conflict Free
Tin	Melt Metais e Ligas S/A	BRAZIL	CID002500	Conflict Free
Tin	Metallic Resources, Inc.	UNITED STATES	CID001142	Conflict Free
Tin	Metallo-Chimique N.V.	BELGIUM	CID002773	Conflict Free
Tin	Mineração Taboca S.A.	BRAZIL	CID001173	Conflict Free
Tin	Minsur	PERU	CID001182	Conflict Free
Tin	Mitsubishi Materials Corporation	JAPAN	CID001191	Conflict Free
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	CID001231	Known
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002573	Known
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314	Conflict Free
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517	Conflict Free
Tin	Operaciones Metalurgical S.A.	BOLIVIA	CID001337	Conflict Free
Tin	PT Alam Lestari Kencana	INDONESIA	CID001393	Known
Tin	PT Aries Kencana Sejahtera	INDONESIA	CID000309	Conflict Free
Tin	PT Artha Cipta Langgeng	INDONESIA	CID001399	Conflict Free
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503	Conflict Free
Tin	PT Babel Inti Perkasa	INDONESIA	CID001402	Conflict Free
Tin	PT Bangka Kudai Tin	INDONESIA	CID001409	Known
Tin	PT Bangka Prima Tin	INDONESIA	CID002776	Conflict Free
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA	CID001416	Known
Tin	PT Bangka Tin Industry	INDONESIA	CID001419	Conflict Free

Metal	Standard Smelter Name	Smelter Country	Smelter Identification	Smelter Status
Tin	PT Belitung Industri Sejahtera	INDONESIA	CID001421	Conflict Free
Tin	PT BilliTin Makmur Lestari	INDONESIA	CID001424	Conflict Free
Tin	PT Bukit Timah	INDONESIA	CID001428	Conflict Free
Tin	PT Cipta Persada Mulia	INDONESIA	CID002696	Conflict Free
Tin	PT DS Jaya Abadi	INDONESIA	CID001434	Conflict Free
Tin	PT Eunindo Usaha Mandiri	INDONESIA	CID001438	Conflict Free
Tin	PT Fang Di MulTindo	INDONESIA	CID001442	Known
Tin	PT Inti Stania Prima	INDONESIA	CID002530	Conflict Free
Tin	PT Justindo	INDONESIA	CID000307	Conflict Free
Tin	PT Karimun Mining	INDONESIA	CID001448	Known
Tin	PT Kijang Jaya Mandiri	INDONESIA	CID002829	Known
Tin	PT Mitra Stania Prima	INDONESIA	CID001453	Conflict Free
Tin	PT Panca Mega Persada	INDONESIA	CID001457	Conflict Free
Tin	PT Prima Timah Utama	INDONESIA	CID001458	Conflict Free
Tin	PT Refined Bangka Tin	INDONESIA	CID001460	Conflict Free
Tin	PT Sariwiguna Binasentosa	INDONESIA	CID001463	Conflict Free
Tin	PT Stanindo Inti Perkasa	INDONESIA	CID001468	Conflict Free
Tin	PT Sukses Inti Makmur	INDONESIA	CID002816	Conflict Free
Tin	PT Sumber Jaya Indah	INDONESIA	CID001471	Conflict Free
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA	CID001477	Conflict Free
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA	CID001482	Conflict Free
Tin	PT Tinindo Inter Nusa	INDONESIA	CID001490	Conflict Free
Tin	PT Tirus Putra Mandiri	INDONESIA	CID002478	Known
Tin	PT Tommy Utama	INDONESIA	CID001493	Conflict Free
Tin	PT Wahana Perkit Jaya	INDONESIA	CID002479	Conflict Free
Tin	Resind Indústria e Comércio Ltda.	BRAZIL	CID002706	Conflict Free
Tin	Rui Da Hung	TAIWAN	CID001539	Conflict Free
Tin	Soft Metais Ltda.	BRAZIL	CID001758	Conflict Free
Tin	Thaisarco	THAILAND	CID001898	Conflict Free
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002574	Known
Tin	VQB Mineral and Trading Group JSC	VIET NAM	CID002015	Conflict Free
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL	CID002036	Conflict Free
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158	Known
Tin	Yunnan Tin Group (Holding) Company Limited	CHINA	CID002180	Conflict Free
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN	CID000004	Conflict Free
Tungsten	ACL Metais Eireli	BRAZIL	CID002833	Known
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	CID002502	Conflict Free
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	CID002513	Conflict Free
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258	Conflict Free
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA	CID002518	Known
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA	CID000345	Known
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA	CID000499	Conflict Free
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA	CID002531	Known
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875	Conflict Free
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315	Conflict Free
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	CID000868	Known

Metal	Standard Smelter Name	Smelter Country	Smelter Identification	Smelter Status
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494	Conflict Free
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	CID002536	Conflict Free
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES	CID000568	Conflict Free
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218	Conflict Free
Tungsten	H.C. Starck GmbH	GERMANY	CID002541	Conflict Free
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002542	Conflict Free
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766	Conflict Free
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	CID002579	Known
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA	CID002578	Known
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	CID000769	Conflict Free
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	CID002649	Conflict Free
Tungsten	Japan New Metals Co., Ltd.	JAPAN	CID000825	Conflict Free
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551	Known
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA	CID002647	Known
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321	Conflict Free
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	CID002313	Known
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318	Known
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317	Known
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	CID002535	Conflict Free
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316	Known
Tungsten	Kennametal Fallon	UNITED STATES	CID000966	Known
Tungsten	Kennametal Huntsville	UNITED STATES	CID000105	Conflict Free
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319	Conflict Free
Tungsten	Niagara Refining LLC	UNITED STATES	CID002589	Conflict Free
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	CID002543	Conflict Free
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION	CID002532	Known
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM	CID002538	Known
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	CID002815	Known
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	CID001889	Conflict Free
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	CID002011	Conflict Free
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044	Conflict Free
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF	CID002843	Known
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320	Conflict Free
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	CID002082	Conflict Free
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	CID002830	Known
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	CID002095	Conflict Free